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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) : March 15, 1999

                   Advanta Automobile Receivables Trust 1998-1
             (Exact name of registrant as specified in its charter)


           Delaware                  333-19733         Application Pending
 (State or Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)             File Number)       Identification No.)



c/o Advanta Auto Finance Corporation
800 Ridgeview Drive
Horsham, Pennsylvania 19044                                             19034
(Address of Principal                                                 (Zip Code)
 Executive Offices)

               Registrant's telephone number, including area code:
                                 (215) 323-4663

                       500 Office Center Drive, Suite 400
                       Fort Washington, Pennsylvania 19034
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

         99.1 Monthly Servicing Report for the Collection Period ending February 28, 1999 relating to the Advanta Automobile Receivables Trust 1998-1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
                                  (Registrant)


                                  By: /s/ David Plante
                                  --------------------
                                  Name: David Plante
                                  Title: President

Dated: March 15, 1999


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                              EXHIBIT INDEX

Exhibit No.       Description                        Page No.
-----------       -----------                        --------

99.1              Monthly Servicing Report                  5

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